UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2005

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Regulation FD Disclosure.

On November 21, 2005, The Cooper Companies, Inc. issued two press releases publicly disclosing the following information. In the first press release, we announced our entrance into the gynecologic surgery market via the acquisition of two privately held companies, together with our expectation of the future effect of this new strategy on revenue and earnings per share. In the second press release, we discuss lowered forward estimates. A copy of each press release is furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report and is incorporated by reference herein, and this press release shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended.

Internet addresses in this release are for information purposes only and are not intended to be hyperlinks to other Cooper information.

ITEM 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 21, 2005 of The Cooper Companies, Inc.

99.2	Press Release dated November 21, 2005 of The Cooper Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By	/s/ Rodney E. Folden
Rodney E. Folden Corporate Controller (Principal Accounting Officer)

Dated: November 22, 2005

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
99.1	Press Release dated November 21, 2005 of The Cooper Companies, Inc.

99.2	Press Release dated November 21, 2005 of The Cooper Companies, Inc.